SOUTHERN COMPANY
                              PERFORMANCE PAY PLAN

                              Amended and Restated












                              Troutman Sanders LLP
                        Bank of America Plaza, Suite 5200
                           600 Peachtree Street, N.E.
                             Atlanta, Georgia 30308

                            Effective January 1, 2001

                                SOUTHERN COMPANY

                              PERFORMANCE PAY PLAN

                              Amended and Restated

                                    Purposes

         The purposes of the Amended and Restated Performance Pay Plan are to focus the attention and efforts of employees on goals which have a direct and significant influence on individual, Business Unit and corporate performance; to improve the correlation between pay and performance for the achievement of individual, Business Unit, and corporate goals; and to provide the potential for levels of compensation that will enhance the ability of the Business Units to attract, retain, and motivate employees. In order to achieve these objectives, the Performance Pay Plan is intended to pay additional compensation to eligible employees based upon individual, Business Unit and corporate performance. Such compensation shall be paid out of the general assets of Southern Company. No benefits under the Performance Pay Plan shall be deferred under this Plan or held in trust for the benefit of eligible employees. The Performance Pay Plan is not intended to be an employee benefit plan or any other plan subject to regulation by the Employee Retirement Income Security Act of 1974, as amended.

         The Performance Pay Plan was established effective January 1, 1989. It has subsequently been amended and restated effective January 1, 1991, January 1, 1993, January 1, 1996, and January 1, 2000. The Board of Directors of Southern Company Services, Inc. now desires to amend and restate the Performance Pay Plan to provide for a pro-rated Award upon the termination of the employment of a Participant under a career transition plan adopted by an Employing Company. The effective date of this amendment and restatement (the "Restatement Effective Date") of the Performance Pay Plan shall be January 1, 2001.

                                    ARTICLE I

                                   Definitions

         For purposes of the Performance Pay Plan, the following terms shall have the following meanings, unless a different meaning is plainly required by the context:

         1.1 "Annual Salary" shall mean base salary or wages paid to an Employee before deductions for taxes, social security, etc., including all amounts contributed on an Employee's behalf by a Business Unit to the Southern Company Flexible Benefits Plan, any amounts contributed on an Employee's behalf by any Business Unit to the Southern Company Employee Savings Plan as Elective Employer Contributions, as said term is defined in Section 4.1 therein, pursuant to an Employee's exercise of any deferral option made in accordance with Section 401(k) of the Internal Revenue Code, and amounts contributed on an Employee's behalf to the Southern Company Deferred Compensation Plan, but excluding all awards under the Southern Company Performance Pay Plan, the Southern Company Performance Pay Plan (Shareholder Approved), and the Southern Company Executive Productivity Improvement Plan, overtime pay, shift differential and substitution pay. Annual Salary of an Employee shall be determined as of the last day of the Performance Period, except that the Annual Salary of an employee who terminates before the last day of the Performance Period shall be determined as of his date of termination. The Annual Salary of an Employee who commences service during a Performance Period and the Annual Salary of an Employee who terminates his employment for one of the reasons set forth in Section 2.1(c)(i)-(iv) and (e) shall be prorated based upon his date of commencement or termination of service with his Business Unit in accordance with the provisions of the Plan. With respect to Covered Employees, "Annual Salary" shall be defined in the Covered Employee Plan established by a Business Unit for the benefit of Covered Employees.

         1.2 "Board of Directors" shall mean the Board of Directors of Southern Company Services, Inc.

         1.3 "Business Unit" shall mean an Employing Company or an organizational unit established by the CEO (which may consist of a portion of one Employing Company or portions of more than one Employing Company) and designated from time to time to be eligible to participate under the Plan. A Business Unit shall not consist of any portion of a Non-Adopting Company. In the event more than one Business Unit covers the same Employee, the CEO shall assign the Employee to a particular Business Unit for purposes of determining the amount of an Incentive Pay Award for a Performance Period.

         1.4 "Business Unit Component" shall mean the weight given to the Business Unit Goal in the determination of the Incentive Pay Award as established by the CEO for a Performance Period and as set forth on a schedule adopted by the CEO and provided to the Plan Administrator.

         1.5 "Business Unit Goal" shall mean the goal or goals that are established by the CEO for each Performance Period for each Business Unit and as set forth on a Schedule adopted by the CEO and provided to the Plan Administrator.

         1.6 "Business Unit Goal Performance Percentage" shall mean the percentage of the Business Unit Goal attained during a Performance Period.

         1.7 "CEO" shall mean the Chief Executive Officer of Southern Company.

         1.8 "Change in Control Benefit Plan Determination Policy" shall mean the change in control benefit plan determination policy, as approved by the Board of Directors, as it may be amended from time to time in accordance with the provisions therein.

         1.9 "Committee" shall mean the Compensation Committee of the Southern Board.

         1.10 "Covered Employee" shall mean an employee of a Business Unit who is covered by a collective bargaining agreement between the Business Unit and a union or other employee representative and who participates in a Covered Employee Plan.

         1.11 "Covered Employee Plan" shall mean a performance based plan established for the benefit of Covered Employees by a Business Unit pursuant to a collective bargaining agreement and is maintained in conjunction with this Performance Pay Plan. The Covered Employee Plan may or may not mirror the provisions of the Plan.

         1.12 "Effective Date" shall mean January 1, 1989. The "Restatement Effective Date" shall mean January 1, 2001.

         1.13 "Employee" shall mean each active full-time and regular part-time employee of a Business Unit who is receiving Annual Salary, regardless of their classification as an exempt or non-exempt employee. The term "Employee" shall not include any person who is a temporary employee, cooperative employee, a contractor of a Business Unit or an employee covered by a collective bargaining agreement except that such a collective bargaining employee may be eligible to participate in a Covered Employee Plan as a Covered Employee pursuant to an agreement between his Business Unit and his collective bargaining representative. In addition, the term "Employee" shall not include any employee who is eligible to participate in any incentive compensation program maintained by his Business Unit that specifically provides that an eligible employee under such program shall not be entitled to also receive Incentive Pay Awards under this Plan.

         1.14 "Employing Companies" shall mean Southern Company Services, Inc., or any affiliate or subsidiary (direct or indirect) of Southern Company, which the Board of Directors may from time to time determine to be eligible to participate under the Plan and which shall adopt the Plan, and any successor of any such affiliate or subsidiary. The Employing Companies as of the Restatement Effective Date are as follows: Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company, Southern Company Services, Inc., Southern Nuclear Operating Company, Inc., Southern Company Energy Solutions, Inc. and Southern Communications Services, Inc.

         1.15 "Incentive Pay Award" shall mean the amount awarded to a Participant in accordance with Article III hereof.

         1.16 "Non-Adopting Company" shall mean any subsidiary or affiliate of Southern Company which is not an Employing Company.

         1.17 "Participant" shall mean all Employees and Covered Employees who satisfy the criteria set forth in Article II.

         1.18 "Performance Period" shall mean each 12-month period commencing on the first day of January and ending on the last day of December next following.

         1.19 "Plan" shall mean the Southern Company Performance Pay Plan, as described herein or as from time to time amended.

         1.20 "Plan Administrator" shall mean the Benefits Department of Southern Company Services, Inc.

         1.21 "Short Term Goals Adjustment" shall mean the percentage determined by the CEO based upon the intermediate goals that have been established and set forth on a Schedule adopted by the CEO and provided to the Plan Administrator and used to adjust the calculation of the Incentive Pay Award as provided in
Section 3.1.

         1.22 "Southern Board" shall mean the Board of Directors of Southern Company.

         1.23 "Southern Company" shall mean The Southern Company.

         1.24 "Southern Company Component" shall mean the weight given to the Southern Goal as established by the CEO and as set forth on a schedule adopted by the CEO and provided to the Plan Administrator.

         1.25 "Southern Goal" shall mean the goal or goals established by the CEO and as set forth on a schedule adopted by the CEO and provided to the Plan Administrator.

         1.26 "Southern Goal Performance Percentage" shall mean the percentage of the Southern Goal attained during the Performance Period.

         1.27 "Top Performer" shall mean an Employee whose exceptional performance qualifies him to receive an additional amount of Incentive Pay Award. It is in the sole discretion of the head of the Business Unit to determine who is to be designated a Top Performer.

         1.28 "Top Performer Pool" shall mean the pool of funds established by the CEO for the payment of additional Incentive Pay to Top Performers.

         Where the context requires, words in the masculine gender include the feminine and neuter genders and words in the singular include the plural and words in the plural include the singular.

                                   ARTICLE II

                                  Participation

         2.1 Employees. All Employees of a Business Unit shall be eligible to participate in the Plan and receive Incentive Pay Awards.

                  (a) Employees who commence service with a Business Unit after January 1 and before December 15 of a Performance Period shall be eligible to receive Incentive Pay Awards in the same proportion as the ratio of the number of months employed during a Performance Period bears to the total number of months in a Performance Period. The following shall apply for purposes of calculating the number of months of employment with a Business Unit under this Section 2.1:

                           (i) Employees whose effective date of employment is
                  on or before the fourteenth (14th) day of a month shall be considered Employees as of the first day of such month; and

                           (ii) Employees whose effective date of employment is
                  on or after the fifteenth (15th) day of a month shall not be considered Employees until the first day of the next succeeding month.

                  (b) Employees whose effective date of employment is on or after December 15 of a Performance Period shall not be eligible to participate until the next succeeding Performance Period.

                  (c) Employees whose employment with a Business Unit is terminated during a Performance Period for one of the following reasons shall be eligible to receive an Incentive Pay Award for such Performance Period on a pro-rata basis:

                           (i) retirement,

                           (ii) total disability (as determined by the Social
                  Security Administration),

                           (iii)    death, or

                           (iv) termination of employment, but only in the event
                  the Participant shall transfer to or be reemployed by a Non-Adopting Company, or any successor thereto, during such Performance Period.

                           (v) termination of employment under a career
                  transition plan adopted by an Employing Company.

                  (d) The pro-rata amount of an Incentive Pay Award shall be determined for the Performance Period in which a termination described in Section 2.1(c) occurs by a fraction which is the number of months of employment with a Business Unit during the Performance Period, divided by the total number of months in the Performance Period. The following shall apply for purposes of calculating the number of months of employment with a Business Unit under this Section 2.(1)(d) for an Employee whose service is terminated for one of the reasons described in Section 2.1(c):

                           (i) The month in which the Employee's service
                  terminates shall not be considered if such terminating event occurs on or before the fourteenth (14th) day of the month; and

                           (ii) The month in which the Employee's service
                  terminates shall be considered if such terminating event occurs on or after the fifteenth (15th) day of the month.

                  (e) An Employee who terminates participation in the Plan because the requirements of Section 1.5 of the Plan are not met (i.e. the Employee's Business Unit no longer participates in the Plan) shall be eligible to receive an Incentive Pay Award for such Performance Period on a pro-rata basis determined under Section 2.1(d) of the Plan by substituting the concept of termination of service with termination from participation in the Plan.

                  (f) The pro-rated amount of an Incentive Pay Award determined under Section 2.1(c)-(e) above shall be paid at the same time as all other Incentive Pay Awards under the Plan.

                  (g) An Employee whose employment with a Business Unit is terminated during a Performance Period for any reason other the reasons described in Section 2.1(c) shall not be eligible to receive an Incentive Pay Award for such Performance Period.

         2.2 Collective Bargaining Agreement. Notwithstanding any other provision of the Plan, all Participants covered by a collective bargaining agreement shall become ineligible for Incentive Pay Awards under a Covered Employee Plan for and after any Performance Period in which such collective bargaining agreement expires or is terminated for any reason.

         2.3 Covered Employees. All Covered Employees of a Business Unit who are covered under a Covered Employee Plan shall not be eligible to receive Incentive Pay Awards under the Plan, but shall be eligible to receive Incentive Pay Awards in accordance with the terms of such Covered Employee Plan.

         2.4 Employee Transfers. If an Employee transfers from one Business Unit ("transferor Business Unit") to another Business Unit ("transferee Business Unit") during a Performance Period, the transferee Business Unit goals shall be used in calculating such Employee's Incentive Pay Award and the transferee Business Unit shall pay such Employee's Incentive Pay Award for the entire Performance Period.

                                   ARTICLE III

                        Incentive Pay Award Opportunities

         3.1 Determination of Incentive Pay Award. The Incentive Pay Award shall be determined for each Employee by first determining the Employee's Target Award Opportunity as established by the CEO and as set forth on a schedule adopted by the CEO and forwarded to the Plan Administrator), which is based upon the Employee's Grade Level Value on December 31st of the Performance Period, and then multiplying the applicable Target Award Opportunity by the Participant's Annual Salary and then by the Total Goal Performance Percentage. The Total Goal Performance Percentage shall be determined in accordance with the following formula:

               Determination of Total Goal Performance Percentage

      (Southern Company Component x Southern Goal Performance Percentage) + (Business Unit Component x Business Unit Goal Performance Percentage) = (Initial Financial Goal Performance) x (Short Term Goals Adjustment) =
                        Total Goal Performance Percentage

The Incentive Pay Award may then be adjusted downward by a percentage to be determined by the head of the Employer's Business Unit based upon individual performance. Alternatively, the Incentive Pay Award may be adjusted upward to include an additional dollar amount if the Employee is designated a Top Performer. Each head of a Business Unit shall determine in his sole and absolute discretion who is a Top Performer and the amount of the additional Incentive Pay Award. Incentive Pay Awards may be awarded to Top Performers even though no Incentive Pay Award would be paid under the formula portion of the Plan. The total amount awarded to all Top Performers shall not exceed the amount of the Top Performer Pool.

         No Covered Employee shall be eligible for an Incentive Pay Award (including a Top Performer adjustment) under the Plan. The Covered Employee shall only receive an Incentive Pay Award under a Covered Employee Plan under which the Covered Employee is eligible to participate.

         3.2 Transition PIP Awards During Transition Performance Periods. In order to insure that an Employee receives an Incentive Pay Award that takes into account what he would have also received under the Southern Company Productivity Improvement Plan for the period January 1, 2000 through December 31, 2002, the following transition rules apply:

                  (a) Definitions. For purposes of this Section 3.2, the following terms shall have the following meanings, unless a different meaning is plainly required by the context:

                           (i) "Adjusted PIP Award" shall mean an amount
                  calculated as follows: (1) multiply an Eligible Employee's Grade Value (as defined under the PIP) as of December 31, 1999 by the Eligible Employee's Award Opportunity (as determined under the PIP) as of December 31, 1999; then (2) multiply the product of (1) by seventy-five percent (75%); and then (3) multiply the product of (2) by 1.70.

                           (ii) "Eligible Employee" shall mean a Participant who
                  was eligible to receive an award under the PIP on December 31, 1999 and who is employed on the last day of the applicable Transition Performance Period. Eligible Employee shall also mean a Participant who was eligible to receive an award under the Executive Productivity Improvement Plan on December 31, 1999, who is not eligible to participate in the Performance Pay Plan (Shareholder Approved) on the last day of the applicable Transition Performance Period and who is employed on the last day of the applicable Transition Performance Period.

                           (iii) "PPP Equivalent" shall mean an amount
                  calculated as follows: (1) multiply an Eligible Employee's Annual Salary for the Transition Performance Period by the Eligible Employee's Award Opportunity (as determined under the Adjusted PIP Award); then (2) multiply the product of (1) by seventy-five percent (75%); and then (3) multiply the product of (2) by the Eligible Employee's Total Goal Performance Percentage determined in Section 3.1.

                           (iv) "Productivity Improvement Plan" or "PIP" shall
                  mean (1) the Southern Company Productivity Improvement Plan, amended and restated January 1, 1998, and terminated effective December 31, 1999 and, (2) for purposes of determining the Transition PIP Award for Eligible Employees who were eligible to receive an award under the Southern Company Executive Productivity Improvement Plan on December 31, 1999, the Southern Company Executive Productivity Improvement Plan, as of December 18, 1999.

                           (v) "Transition Performance Period" shall mean the
                  Performance Period from January 1, 2000 through December 31, 2000 ("2000 Transition Period") and the Performance Period from January 1, 2001 through December 31, 2001 ("2001 Transition Period").

                           (vi) "Transition PIP Award" shall mean the additional
                  amount of incentive pay awarded under this Section 3.2 and calculated pursuant to Section 3.2(c) below.

                  (b) The Company shall pay the Transition PIP Award to an Eligible Employee if a positive amount results from applying the calculation in accordance with Section 3.2(c).

                  (c) The Transition PIP Award shall be determined by comparing the Adjusted PIP Award to the PPP Equivalent. If the Adjusted PIP Award is greater than the PPP Equivalent, then the Transition PIP Award shall equal the difference between the Adjusted PIP Award and the PPP Equivalent. If the Adjusted PIP Award is less than the PPP Equivalent, then no Transition PIP Award shall be paid for the applicable Transition Performance Period.

                  (d) In the event an Eligible Employee terminates his employment with a Business Unit at any time after December 31, 1999, but before January 1, 2003, because of his retirement, total disability (as determined by the Social Security Administration) or death, then the Transition PIP Award for the Performance Period in which retirement, total disability or death occurs shall equal the Adjusted PIP Award (without subtracting the PPP Equivalent). The Transition PIP Award under this Section 3.2(d) shall be available in the next Transition Performance Period. For an Eligible Employee who terminates his employment during the 2001 Transition Period because of his retirement, total disability or death, such Eligible Employee shall receive a Transition PIP Award (calculated as provided under this subsection) for an additional period from January 1, 2002 through December 31, 2002. For purposes of this Plan, the date of disability or retirement shall be the last day of active service by the Eligible Employee and shall not mean any date subsequent to such last date of active service which is deemed to be a retirement or disability date under the terms of any pension, severance, retirement or disability plan or arrangement.

                  (e) In the event an Eligible Employee terminates his employment during a Transition Performance Period for any reason other than because of his retirement, total disability or death, he shall not receive a Transition PIP Award for such Transition Performance Period or any subsequent Transition Performance Period, if any.

                  (f) In the event an Eligible Employee is demoted to a Grade Level 6 or below at any time during the 2000 Transition Period, the Eligible Employee shall not receive a Transition PIP Award for the 2001 Transition Period.

                  (g) In the event of a transfer of an Eligible Employee to a Non-Adopting Company, no Transition PIP Award will be paid.

                  (h) In the event of a transfer of an Employee from a Non-Adopting Company to a Business Unit, a prorated Transition PIP Award shall be paid to the Employee for the Transition Performance Period in which the Employee transfers and any subsequent Transition Performance Period provided such Employee was employed with the Non-Adopting Company on December 31, 1999, is currently eligible to participate in the Plan and is employed with the Business Unit on the last day of the applicable Transition Performance Period. The Transition PIP Award shall be prorated in the same manner as provided under the provisions of Section 2.1(a) of the Plan based upon the Employee's date of hire with the Business Unit. For purposes of this provision, Southern Energy Resources, Inc. shall remain a Non-Adopting Company through December 31, 2001 even if it no longer meets the definition of Non-Adopting Company under the Plan.

                  (i) The Plan Administrator shall be solely responsible for calculating each Participant's Transition PIP Award and distributing such Transition PIP Award at the same time and in the same manner as the Incentive Pay Awards.

         3.3 Non-Covered Employee Participants.

         (a) The Incentive Pay Award shall be calculated by the Plan Administrator, based upon the formula set forth in Section 3.1 (and Section 3.2 if applicable in accordance with its terms) and the determinations of the head of the Business Unit as to any adjustments for individual performance and for Top Performers. Such determinations for individual performance and Top Performers shall be provided to the Plan Administrator in a timely manner.

         (b) The Plan Administrator shall be solely responsible for calculating each Participant's Incentive Pay Award and distributing such Incentive Pay Award.

         (c) The Plan Administrator shall endeavor to pay the Incentive Pay Awards for a Performance Period to the Participants not later than two and one-half (2 1/2) months following the close of the preceding Performance Period, or such shorter or longer period of time following the close of the preceding Performance Period as may be required under the Internal Revenue Code to preserve the timely accrual of the federal income tax deduction for Incentive Pay Awards paid with respect to such Performance Period.

         (d) The Incentive Pay Award payment shall be made in cash or its functional equivalent and the receipt of such payment may not be deferred under this Plan at the option of the Employee. In the event of an Employee's death prior to the payment of any Incentive Pay Award payable to the Employee, such amount shall be paid to the estate of the Employee.

         3.4 Covered Employee Participants.

         (a) The Incentive Pay Awards for Covered Employee Participants shall be calculated in accordance with the terms of such Covered Employee Plan.

         (b) The Plan Administrator shall be solely responsible for calculating and distributing each Participant's Incentive Pay Award in accordance with the terms of the Covered Employee Plan in which the Covered Employee Participant participates.

         3.5 Extraordinary Item Exception. If requested by a Business Unit, at the sole discretion of the CEO and the Committee, the Southern Goal Performance or Business Unit Goal Performance determination for a Performance Period may be calculated without regard to a particular term or occurrence ("Extraordinary Item") incurred by Southern Company or any Business Unit, provided such determination is made prior to the close of the Performance Period. If the CEO and the Committee approve an Extraordinary Item, it shall be identified in a schedule adopted by the CEO and provided to the Plan Administrator, and, in addition, such schedule shall contain an explanation as to how such Extraordinary Item shall impact the determination of the attainment of the applicable goal.

         3.6      Forfeiture upon Termination for Cause.

         Notwithstanding anything to the contrary in this Plan, any Participant whose employment is terminated for Cause shall forfeit any and all Incentive Pay Awards and Transition PIP Awards (if any) that have not been paid to him as of his date of termination. For purposes of the preceding sentence "Cause" shall mean the termination of a Participant's employment by a Business Unit under any of the following circumstances:

                  (a) The Participant willfully neglects or refuses to discharge his or her duties to the Business Unit as an employee or refuses to comply with any lawful or reasonable instructions given to him or her by the Business Unit without reasonable excuse;

                  (b) The Participant is guilty of gross misconduct. For purposes of this Plan, the following acts shall constitute gross misconduct:

                           (i) any act involving fraud or dishonesty or breach
                  of appropriate regulations of competent authorities;

                           (ii) the carrying out of any activity or the making
                  of any statement which would prejudice and/or reduce the good name and standing of Southern Company or an Employing Company or would bring Southern Company or an Employing Company into contempt, ridicule or would reasonably shock or offend any community in which Southern Company or an Employing Company is located;

                           (iii) attendance at work in a state of intoxication
                  or otherwise being found in possession at his or her workplace of any prohibited drug or substance, possession of which would amount to a criminal offense;

                           (iv) assault or other act of violence against any
                  employee or other person during the course of the Participant's employment; and

                           (v) conviction of any felony or misdemeanor involving
                  moral turpitude.

         The head of the Business Unit to which the Participant has been assigned, and the Senior Vice President of Human Resources for Southern Company Services, Inc., shall determine whether a Participant has been terminated for "Cause."

         3.7 Determination of Incentive Pay Awards. The factors required to determine Incentive Pay Awards shall be fixed in all events by the end of each Performance Period.

         3.8 Insufficient Earnings. Notwithstanding any other provision of the Plan to the contrary, an Incentive Pay Award and a Transition PIP Award, if any, shall not be granted, awarded or paid for any Performance Period ending with the calendar year in which the current earnings of Southern Company are less than the amount necessary to fund the dividends on Southern's common stock at the rate such dividends were paid for the immediately preceding calendar year.

         3.9 No Duplication. A Participant shall not receive more than one Incentive Pay Award for a Performance Period under the Plan or any similar plan.

         3.10 Schedules. Any schedule to the Plan adopted by the CEO that is applicable to a Performance Period shall remain in effect for any subsequent Performance Period in the event the CEO has not adopted a schedule for such subsequent Performance Period.

                                   ARTICLE IV

                                Change in Control

         The provisions of the Change in Control Benefit Plan Determination Policy are incorporated herein by reference to determine the occurrence of a change in control of Southern Company or an Employing Company and the benefits to be provided hereunder in the event of such a change in control. Any modifications to the Change in Control Benefit Plan Determination Policy are likewise incorporated herein.

                                    ARTICLE V

                             Administration of Plan

         5.1 Employment of Agents. The Plan Administrator shall be responsible for the daily administration of the Plan and may appoint other persons or entities to perform or assist in the performance of any of its fiduciary duties, subject to its review and approval. The Plan Administrator shall have the right to remove any such appointee from his position without cause or notice. Any person, group of persons, or entity may serve in more than one fiduciary capacity.

         5.2 Record Keeping and Reporting.

         (a) The Plan Administrator shall maintain permanent records and accounts of Participants and shall be responsible for all receipts, disbursements, transfers and other transactions concerning the Plan. Such accounts, books, and records relating thereto shall be open to inspection and audit by the boards of directors of the Employing Companies and any persons designated thereby at all reasonable times.

         (b) The Plan Administrator shall undertake the preparation and filing of all documents and forms required by any governmental agency. The Plan Administrator shall keep all such books of account records, and other data as may be necessary for proper administration of the Plan.

         5.3 Responsibilities in General. The Plan Administrator shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan as more particularly set forth herein. The Plan Administrator shall interpret the Plan and shall determine all questions concerning eligibility, administration, interpretation, and application of the Plan, and all such determinations shall be conclusive and binding on all Participants and interested persons. The Plan Administrator shall adopt such procedures and guidelines as it deems necessary or desirable in order to discharge its duties hereunder.

         5.4 Indemnification. The Business Units shall indemnify the Plan Administrator against any and all claims, losses, damages, expenses, and liability arising from its actions or omissions, except when the same are finally adjudicated to be due to gross negligence or willful misconduct. The Business Units may purchase at their own expense sufficient liability insurance for the Plan Administrator to cover any and all claims, losses, damages, and expenses arising from any action or omission in connection with the execution of the duties as the Plan Administrator.

         5.5 Service of Process. The Plan Administrator shall be the appointed agent for the service of process.

                                   ARTICLE VI

                            Miscellaneous Provisions

         6.1 No Right of Assignment or Alienation. Neither the Participant nor his personal representative shall have any rights to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the rights thereto are expressly declared to be nonassignable and nontransferable. Any attempt to assign or transfer the right to payments of this Plan shall be void and have no effect.

         6.2 No Trust Requirement. Unless the Board of Directors shall in its discretion determine otherwise, the Business Units shall neither reserve nor otherwise set aside funds for the payments of Incentive Pay Awards under the Plan.

         6.3 Amendment and Termination of Plan. Except for the provisions of
Article IV hereof, which may not be amended following a "Southern Change in Control," "Subsidiary Change in Control" or a "Southern Termination" (as such terms are defined in the Change in Control Benefit Plan Determination Policy), the Board of Directors may terminate the Plan at any time or may from time to time amend the Plan; provided, however, that no amendment shall impair any rights to payments which have been earned under the Plan prior to the termination or amendment. Any amendment or termination of the Plan shall apply, in the Board of Directors' sole discretion, with respect to all Employees participating in the Plan, irrespective of whether any such amendment or termination has been collectively bargained.

         6.4 Incentive Pay Award as Compensation.

         (a) Incentive Pay Awards made in accordance with the Plan are in addition to any other benefits or compensation to which a Participant may be entitled or for which he may be eligible, whether funded or unfunded, by reason of his employment with the Business Unit.

         (b) There shall be deducted from each Incentive Pay Award to a Participant the amount of any tax required to be withheld by any governmental authority and paid over by the Business Unit to such governmental authority.

         6.5 Coordination with Benefit Plans. Any Incentive Pay Awards paid to a Participant while employed by a Business Unit shall not be considered in the calculation of the Participant's benefits under any employee welfare or pension benefit plan maintained by an Business Unit, unless otherwise specifically provided therein.

         6.6 Plan Not a Contract. The Plan shall not be deemed to constitute a contract between a Business Unit and any Employee or Covered Employee, nor shall anything herein contained be deemed to give any Employee or Covered Employee any right to be retained in the employ of a Business Unit or interfere with the right of the Business Unit to discharge any Employee or Covered Employee at any time and to treat him without regard to the effect which such treatment might have upon him as a Participant.

         6.7 Choice of Law. This Plan shall be governed by and construed in accordance with the laws of the State of Georgia except for the application of any law which would require the use of the laws of another state.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through its officers duly authorized, hereby amends and restates Southern Company Performance Pay Plan this _____ day of , 2001, to be effective January 1, 2001.

                                 SOUTHERN COMPANY SERVICES, INC.


                                 By:      _____________________________

                                 Its:     _____________________________




Attest:


By:      ____________________________________________

Its:
         --------------------------------------------

                                 [Form Schedule]

                                SOUTHERN COMPANY

                              PERFORMANCE PAY PLAN

                              Amended and Restated

                            Effective January 1, 2001



                                        SHORT TERM GOALS FOR [INSERT YEAR]

----------- ------------- -------------- --------------- ------------- ------------ ------------ ------------
BIG         2000 Goals    APC            GPC             GULF          MPC          SAV          SNC
---         -----------   ---            ---             ----          ---          ---          ---
----------- ------------- -------------- --------------- ------------- ------------ ------------ ------------
----------- ------------- -------------- --------------- ------------- ------------ ------------ ------------
    I       o

----------- ------------- -------------- --------------- ------------- ------------ ------------ ------------
----------- ------------- -------------- --------------- ------------- ------------ ------------ ------------
    II      o

----------- ------------- -------------- --------------- ------------- ------------ ------------ ------------
----------- ------------- -------------- --------------- ------------- ------------ ------------ ------------
    IV      o

----------- ------------- -------------- --------------- ------------- ------------ ------------ ------------
----------- ------------- -------------- --------------- ------------- ------------ ------------ ------------
    IX      o
----------- ------------- -------------- --------------- ------------- ------------ ------------ ------------


                                 [Form Schedule]

                                SOUTHERN COMPANY

                              PERFORMANCE PAY PLAN

                              Amended and Restated

                            Effective January 1, 2001




                                   INCENTIVE PAY AWARD FACTORS FOR [INSERT YEAR]

----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
                          Target Award
                           Opportunity
                          Percentage of                       Southern Company
                          Annual Salary    Southern Company   Goal Performance     Business Unit       Business Unit
                                               Component                             Component          Performance
     Grade Level                                                                                        Percentage
----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
President/CEO

----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
15

----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
14

----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
13

----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
12

----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
11

----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
10

----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
 9

----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
 8

----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
 7

----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
 6

----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
1-5

----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
----------------------- ------------------ ------------------ ------------------ ------------------ --------------------
Nonexempt

----------------------- ------------------ ------------------ ------------------ ------------------ --------------------


                                 [Form Schedule]

                                SOUTHERN COMPANY

                              PERFORMANCE PAY PLAN

                              Amended and Restated

                            Effective January 1, 2001

                   BUSINESS UNIT NET INCOME FOR [INSERT YEAR]



                                   Southern

 Year    Alabama  Georgia   Gulf   Mississippi  Savannah  Nuclear   SCS    SOCO
 ----    -------  -------   ----   -----------  --------  -------   ---    ----

 ----      ----    -----   -----      -----      -----     -----   -----  -----

                                 [Form Schedule]

                                SOUTHERN COMPANY

                              PERFORMANCE PAY PLAN

                              Amended and Restated

                            Effective January 1, 2001

                     SOUTHERN COMPANY GOAL FOR [INSERT YEAR]


       Year                                   Earnings Per Share

       ---                                                --- %

                                 [Form Schedule]

                                SOUTHERN COMPANY

                              PERFORMANCE PAY PLAN

                              Amended and Restated

                            Effective January 1, 2001

                      EXTRAORDINARY ITEMS FOR [INSERT YEAR]